EXHIBIT 10(a)76
                             FIRST AMENDMENT TO THE
                    SOUTHERN COMPANY PERFORMANCE SHARING PLAN


         WHEREAS, Southern Company Services, Inc. ("Company") heretofore adopted The Southern Company Performance Sharing Plan ("Plan"), effective as of January 1, 1997, and

         WHEREAS, the Performance Sharing Plan Committee ("Committee") desires to amend the Plan in order to make certain design and other changes; and

         WHEREAS, the Committee is authorized pursuant to Section 12.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to any Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan;

         NOW, THEREFORE, the Committee hereby amends the Plan as follows:

                                       I.

         Effective as of January 1, 1997, Section 2.12 shall be amended by deleting the first paragraph of such Section in its entirety and substituting a new paragraph as follows:

                  2.12 "Compensation" shall mean the base salary or wages paid to a Participant by an Affiliated Employer for the Plan Year during which he is eligible to participate, including all amounts contributed by an Affiliated Employer to The Southern Company Employee Savings Plan and/or The Southern Company Flexible Benefits Plan on behalf of a Participant pursuant to a salary reduction arrangement under such plans. Compensation shall also include all awards under any incentive pay plans sponsored by an Affiliated Employer as shall be determined by the Committee from time to time and set forth in Appendix B attached hereto, monthly shift and monthly seven-day schedule differentials, scheduled shift pay, geographic premiums, monthly nuclear plant premiums, and monthly customer service premiums. Compensation shall exclude regular overtime pay, any hourly shift differentials, substitution pay, such amounts which are reimbursements to a Participant paid by any Affiliated Employer including, but not limited to, reimbursement for such items as moving expenses and travel and entertainment expenses, and imputed income for automobile expenses, tax preparation expenses and health and life insurance premiums paid by the Affiliated Employer.

                                       II.

         Effective as of January 1, 1997, Section 2.28 shall be amended by deleting such section its entirety and substituting a new Section 2.28 as follows:

                  2.28 "Highly Compensated Employee" shall mean (in accordance with and subject to Code Section 414(q) and any regulations, rulings, notices or procedures thereunder), with respect to any Plan Year: (1) any Employee who was a five percent (5%) or greater owner during the Plan Year or the immediately preceding Plan Year, or (2) any Employee who earned more than $80,000 in the preceding Plan Year. The $80,000 amount shall be adjusted for inflation and for short Plan Years, pursuant to Code Section 414(q). The Employer may, at its election, limit Employees earning $80,000 or more to only those Employees who fall within the "top-paid group," as defined in Code Section 414(q) excluding those employees described in Code Section 414(q)(8) for such purpose. In determining whether an Employee is a Highly Compensated Employee, the Committee may make any elections authorized under applicable regulations, rulings, notices, or procedures.

                                      III.

         Effective as of the date hereof, Article III shall be amended to add a new Section 3.6 as follows:

                  3.6 Former Commonwealth Edison of Indiana Employees. Effective January 1, 1998, notwithstanding any other provision of the Plan to the contrary, with respect to a former employee of Commonwealth Edison of Indiana ("ComEd") who was employed by Southern Energy, Inc. as set forth on a schedule of employees acknowledged by the Committee:

                           (a) shall become a Participant as of January 1, 1998; and

                           (b) shall be entitled for vesting purposes hereunder to years of vesting service accrued under the Commonwealth Edison Company of Indiana Service Annuity System Plan after January 1, 1997, in addition to any Years of Service accrued under this Plan.

                                       IV.

         Effective as of January 1, 1997, Section 5.1(c) shall be amended by deleting such section in its entirety and substituting a new Section 5.1(c) as follows:

                  For purposes of this Section 5.1, whenever the term "compensation" is used, such term shall mean "compensation" within the meaning of Code Section 415(c)(3) and any rulings or regulations thereunder.

                                       V.

         Effective as of January 1, 1998, Sections 9.1, 9.2, 9.5, and 9.11 shall be amended by replacing each reference therein to "$3,500" with a reference to "$5,000".

                                       VI.

         Effective as of January 1, 1997, Section 14.2 is amended to add the following sentence to the end of the first paragraph:

                  In addition, a Participant's benefits may be offset pursuant to a judgment, order, or decree issued (or settlement agreement entered into) on or after August 5, 1997, if and to the extent that such offset is permissible or required under Code Section 401(a)(13).

                                      VII.

         Except as amended herein by this First Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc. through the duly authorized members of the Performance Sharing Plan Committee has adopted this First Amendment to The Southern Company Performance Sharing Plan this ____ day of _________________________, 1998 to be effective as stated herein.



                                        PERFORMANCE SHARING PLAN COMMITTEE

APPENDIX B - INCENTIVE PAY PLANS


         Effective as of January 1, 1997, all awards under the following incentive pay plans shall be counted as compensation for purposes of Section
2.12 of the Plan:

         The Southern Company Performance Pay Plan The Southern Company Productivity Improvement Plan The Southern Company Executive Productivity Improvement Plan Incentive Compensation Plan for Southern Energy, Inc.
         Georgia Power Company 1998 Customer Partnership Teams Incentive Plan Georgia Power Company 1998 Residential Customer Partnership Team Incentive Plan Georgia Power Company 1998 Northwest Region Residential Sales Team Incentive Plan Georgia Power Company Customer Choice Group 1998 Compensation Plan Georgia Power Company Olympic Project Management Group 1998 Short Term
                  Incentive Plan
         Southern Company National Accounts 1998 Incentive Plan
         Southern Communications Performance Improvement Plan (PIP)
         Southern Communications Performance Pay Plan (PPP)
         Southern Company Energy Solutions, Inc. 1998 Officer and Staff
                  Incentive Compensation Plan

                             SECOND AMENDMENT TO THE
                    SOUTHERN COMPANY PERFORMANCE SHARING PLAN

         WHEREAS, Southern Company Services, Inc. ("Company") heretofore adopted The Southern Company Performance Sharing Plan ("Plan"), effective as of January 1, 1997, and

         WHEREAS, the Performance Sharing Plan Committee ("Committee") previously amended the Plan and desires again to amend the Plan in order to make certain clarifying and design changes; and

         WHEREAS, the Committee is authorized pursuant to Section 12.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to any Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan;

         NOW, THEREFORE, the Committee hereby amends the Plan as follows:

                                       I.

         Effective as of January 1, 1997, Section 2.12 shall be amended by deleting the first paragraph of such Section in its entirety and substituting a new paragraph as follows:

                  2.12 "Compensation" shall mean the base salary or wages paid to a Participant by an Affiliated Employer for the Plan Year during which he is eligible to participate, including all amounts contributed by an Affiliated Employer to The Southern Company Employee Savings Plan and/or The Southern Company Flexible Benefits Plan on behalf of a Participant pursuant to a salary reduction arrangement under such plans. Compensation shall also include all awards under any incentive pay plans sponsored by an Affiliated Employer as shall be determined by the Committee from time to time and set forth in Appendix B attached hereto, monthly shift and monthly seven-day schedule differentials, scheduled shift pay, geographic premiums, monthly nuclear plant premiums, monthly customer service premiums, and all awards under the incentive pay plans sponsored by Southern Energy, Inc. (or Southern Energy Resources, Inc.) provided that such awards do not exceed the maximum annual award of such Participant for the Plan Year under the Southern Energy, Inc. Short Term Incentive Plan. Compensation shall exclude regular overtime pay, any hourly shift differentials, substitution pay, such amounts which are reimbursements to a Participant paid by any Affiliated Employer including, but not limited to, reimbursement for such items as moving expenses and travel and entertainment expenses, and imputed income for automobile expenses, tax preparation expenses and health and life insurance premiums paid by the Affiliated Employer.

                                       II.

         Effective as of January 1, 1997, Section 2.19 shall be amended by deleting subsection (y) of such Section in its entirety and substituting a new subsection (y) as follows:

                  (y) any individual or Employee who is classified by the Employing Company as a temporary employee (who was not a participant in the pension plan of an Employing Company before July 1, 1991 (or July 1, 1990 for employees of Georgia Power Company)) or an independent contractor, regardless of whether such classification is in error, or

                                      III.

         Effective as provided therein, Appendix A and Appendix B shall be modified in the forms attached hereto.

                                       IV.

         Except as amended herein by this Second Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc. through the duly authorized members of the Performance Sharing Plan Committee has adopted this Second Amendment to The Southern Company Performance Sharing Plan this ____ day of _________________________, 1998 to be effective as stated herein.

                            PERFORMANCE SHARING PLAN

                                    COMMITTEE

                        APPENDIX A - EMPLOYING COMPANIES

The Employing Companies as of January 1, 1998 are:

                  Alabama Power Company
                  Georgia Power Company
                  Gulf Power Company
                  Mississippi Power Company

                  Savannah Electric and Power Company
                  Southern Communications Services, Inc.
                  Southern Company Services, Inc.
                  Southern Energy Resources, Inc.
                  Southern Energy Solutions, Inc.
                  Southern Nuclear Operating Company, Inc.

                        APPENDIX B - INCENTIVE PAY PLANS

         Effective as of January 1, 1997, all awards under the following incentive pay plans shall be counted as compensation for purposes of Section
2.12 of the Plan:

         The Southern Company Performance Pay Plan
         The Southern Company Productivity Improvement Plan
         The Southern Company Executive Productivity Improvement Plan
         Georgia Power Company 1998 Customer Partnership Teams Incentive Plan Georgia Power Company 1998 Residential Customer Partnership Team Incentive Plan Georgia Power Company 1998 Northwest Region Residential Sales Team Incentive Plan Georgia Power Company Customer Choice Group 1998 Compensation Plan Georgia Power Company Olympic Project Management Group 1998 Short Term Incentive Plan
         Southern Company National Accounts 1998 Incentive Plan
         Southern Communications Performance Improvement Plan (PIP)
         Southern Communications Performance Pay Plan (PPP)
         Southern Company Energy Solutions, Inc. 1998 Officer and Staff Incentive Compensation Plan

                               THIRD AMENDMENT TO
                  THE SOUTHERN COMPANY PERFORMANCE SHARING PLAN


         WHEREAS, Southern Company Services, Inc. ("Company") heretofore adopted The Southern Company Performance Sharing Plan ("Plan"), effective as of January 1, 1997; and

         WHEREAS, the Performance Sharing Plan Committee ("Committee") previously amended the Plan on two separate occasions and desires to amend the Plan again in order to (i) clarify the definition of "Compensation" under the Plan; (ii) clarify the grant of prior service credit under the Plan to certain employees formerly employed by Commonwealth Edison of Indiana; (iii) discontinue, effective September 1, 1998, eligibility under the Plan for employees classified as temporary employees; (iv) reflect the corporate name change of certain Employing Companies; and (v) clarify distribution requirements with respect to alternate payees; and

         WHEREAS, the Committee is authorized pursuant to Section 12.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to any Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows:

                                       I.

         Effective as of January 1, 1998, Section 2.12 shall be amended by deleting the first paragraph of such Section in its entirety and substituting a new paragraph as follows:

                  2.12 "Compensation" shall mean the base salary or wages paid to a Participant by an Affiliated Employer for the Plan Year during which he is eligible to participate, including all amounts contributed by an Affiliated Employer to The Southern Company Employee Savings Plan and/or The Southern Company Flexible Benefits Plan on behalf of a Participant pursuant to a salary reduction arrangement under such plans. Compensation shall also include all awards under any incentive pay plans sponsored by an Affiliated Employer as shall be determined by the Committee from time to time and set forth in Appendix B attached hereto, monthly shift and monthly seven-day schedule differentials, scheduled shift pay, geographic premiums, monthly nuclear plant premiums, monthly customer service premiums, all awards under the incentive pay plans sponsored by Southern Energy, Inc. (or Southern Energy Resources, Inc.) provided that such awards do not exceed the maximum annual award of such Participant for the Plan Year under the Southern Energy, Inc. Short Term Incentive Plan and, effective January 1, 1998, sales commissions paid under a sales commission payment program sponsored by an Affiliated Employer for sales commissioned based employees. Compensation shall exclude regular overtime pay, any hourly shift differentials, substitution pay, such amounts which are reimbursements to a Participant paid by any Affiliated Employer including, but not limited to, reimbursement for such items as moving expenses and travel and entertainment expenses, and imputed income for automobile expenses, tax preparation expenses and health and life insurance premiums paid by the Affiliated Employer.

                                       II.

         Effective September 1, 1998, Section 2.19 of the Plan, as amended by the Second Amendment to the Plan, is further amended by deleting the first paragraph of such Section and substituting the following in lieu thereof:

                  2.19 "Eligible Employee" shall mean an Employee who is employed by an Employing Company and who is classified by the Employing Company as a regular full-time, regular part-time or cooperative education employee who:

                                      III.

         Effective September 1, 1998, Section 2.19 is further amended by deleting subsection (y) of such Section in its entirety and substituting a new subsection (y) as follows:

         (y) any individual or Employee who is classified by the Employing Company as a temporary employee or as an independent contractor, regardless of prior inclusion under the Plan or whether such classification is determined to be in error; or

                                       IV.

         Effective January 1, 1998, Section 3.6 of the Plan, as added by the First Amendment to the Plan, is amended by deleting such Section in its entirety and substituting the following in lieu thereof:

                  3.6 Former Commonwealth Edison of Indiana Employees. Effective January 1, 1998, notwithstanding any other provision of the Plan to the contrary, any former employee of Commonwealth Edison of Indiana ("ComEd") who was employed by Southern Energy Resources, Inc. on or before December 31, 1997 and is set forth on a schedule of employees acknowledged by the Committee, shall become a Participant as of January 1, 1998 and shall be entitled for vesting purposes hereunder to years of vesting service accrued under the Commonwealth Edison Company of Indiana Service Annuity System Plan ("ComEd Plan") on or after January 1, 1997, in addition to any Years of Service accrued under this Plan.

                  In addition, any former employee of ComEd who becomes employed by Southern Energy Resources, Inc. on or after January 1, 1998 but prior to April 1, 1998 (hereafter "Date of Employment") and is set forth on the schedule of employees acknowledged by the Committee, shall become a Participant as of the Enrollment Date coincident with or next following such employee's Date of Employment, and shall be entitled for vesting purposes hereunder to years of vesting service accrued under the ComEd Plan on or after January 1, 1997, in addition to any Years of Service accrued under this Plan.

                                       V.

         Section 9.9 of the Plan is hereby amended by deleting such Section in its entirety and substituting the following in lieu thereof:

                  9.9 Distributions to Alternate Payees. If the Participant's Account under the Plan shall become subject to a domestic relations order which (a) is a qualified domestic relations order satisfying the requirements of Section 414(p) of the Code and (b) requires the distribution in a single lump sum of the entire portion of the Participant's Account required to be segregated for the benefit of an alternate payee, then the entire interest of such alternate payee shall be distributed in a single lump sum within ninety (90) days following the later of: (a) the Employing Company's determination that such domestic relations order is qualified in accordance with Section 414(p) of the Code; and (b) such Participant's Account becoming fully vested in accordance with Article VIII, or as soon as practicable thereafter. Such distribution to an alternate payee shall be made even if the Participant has not separated from the service of the Affiliated Employers. Any other distribution pursuant to a qualified domestic relations order shall not be made earlier than the later of: (a) the Participant's termination of service, or his attainment of age fifty
         (50), if earlier, and (b) such Participant's Account becoming fully vested in accordance with Article VIII. In no event shall a distribution to an alternate payee commence later than the date the Participant's (or his Beneficiary's) benefit payments otherwise commence. Such distribution to an alternate payee shall be made only in a manner permitted under this Article IX.

                                       VI.

         Appendix A of the Plan is amended by deleting such Appendix in its entirety and substituting the following in lieu thereof:

                        APPENDIX A - EMPLOYING COMPANIES

The Employing Companies as of January 1, 1998 are:

         Alabama Power Company
         Georgia Power Company
         Gulf Power Company
         Mississippi Power Company
         Savannah Electric and Power Company
         Southern Communications Services, Inc.
         Southern Company Energy Solutions, Inc.
         Southern Company Services, Inc.
         Southern Energy Resources, Inc.
         Southern Nuclear Operating Company, Inc.

                                      VII.

         Except as amended herein by this Third Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Performance Sharing Plan Committee, has adopted this Third Amendment to The Southern Company Performance Sharing Plan this ____ day of _______, 1998 to be effective as stated herein.

                       PERFORMANCE SHARING PLAN COMMITTEE



                              Christopher C. Womack


                                 Robert A. Bell


                                 W. Dean Hudson

                             FOURTH AMENDMENT TO THE
                    SOUTHERN COMPANY PERFORMANCE SHARING PLAN


         WHEREAS, Southern Company Services, Inc. ("Company") heretofore adopted The Southern Company Performance Sharing Plan ("Plan"), effective as of January 1, 1997; and

         WHEREAS, the Performance Sharing Plan Committee ("Committee") desires to amend the Plan in order to make certain design and other changes; and

         WHEREAS, the Committee is authorized pursuant to Section 12.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to any Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as provided herein:

                                       I.

         Effective as of the date hereof, Article III of the Plan shall be amended by adding a new Section 3.7 thereto as follows:

                           3.7 Former Commonwealth Energy System Employees.
                  Notwithstanding any other provision of the Plan to the contrary, with respect to a former employee of the Commonwealth Energy System ("ComElectric") who is employed by Southern Energy Resources, Inc. and is set forth on a schedule of employees acknowledged by the Committee, such employee shall become a Participant as of the Enrollment Date coincident with or next following such employee's date of employment, and shall be entitled, for vesting purposes hereunder, to years of vesting service accrued under the Pension Plan for Employees of Commonwealth Energy System and Subsidiary Companies ("ComElectric Plan") on or after January 1, 1997, in addition to any Years of Service accrued under this Plan.

                                       II.

         Except as amended herein by this Fourth Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Performance Sharing Committee, has adopted this Fourth Amendment to The Southern Company Performance Sharing Plan this _____ day of ________________, 1998, to be effective as stated herein.


                       PERFORMANCE SHARING PLAN COMMITTEE:


                          -----------------------------
                              Christopher C. Womack

         --------------------------------------------------------------
                                 Robert A. Bell

         --------------------------------------------------------------
                                 W. Dean Hudson

                             FIFTH AMENDMENT TO THE
                    SOUTHERN COMPANY PERFORMANCE SHARING PLAN


         WHEREAS, Southern Company Services, Inc. ("Company") heretofore adopted The Southern Company Performance Sharing Plan ("Plan"), effective as of January 1, 1997; and

         WHEREAS, the Performance Sharing Plan Committee ("Committee") desires to amend the Plan to modify the definition of Compensation for appliance salespersons to include certain nonproductive pay earnings types as may be determined from time to time by the Committee; and

         WHEREAS, the Committee is authorized pursuant to Section 12.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to any Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as provided herein:

                                       I.

         Effective as of January 1, 1998, Section 2.12 of the Plan (as previously amended by the Third Amendment) shall be amended by replacing the period at the end of the second sentence with a comma, and by adding the following to the end of said second sentence:

         , and, for appliance salespersons, certain nonproductive pay earnings types as determined from time to time by the Committee and set forth on Appendix C to the Plan, which Appendix may be updated from time to time.

                                       II.

         Except as amended herein by this Fifth Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Performance Sharing Committee, has adopted this Fifth Amendment to The Southern Company Performance Sharing Plan this _____ day of ________________, 1999, to be effective as stated herein.


                       PERFORMANCE SHARING PLAN COMMITTEE:


         --------------------------------------------------------------
                              Christopher C. Womack

         --------------------------------------------------------------
                                 Robert A. Bell

         --------------------------------------------------------------
                                 W. Dean Hudson

                                   APPENDIX C

                        Nonproductive Pay Earnings Types

Earnings Code                 Earnings Description

003                           Salesperson - Hourly
092                           Holiday Taken
093                           Meetings
095                           Meetings - Safety
096                           Disability 100%
100                           Disability Extended Approval
106                           Leave - Death
108                           Occupational Injury
111                           Jury Duty
112                           Training
113                           Safety Training
115                           Vacation
116                           Vacation Special Circumstances
117                           Vacation FMLA Employee
118                           Vacation FMLA Family Care
119                           Time Off With Pay
125                           Holiday Banked - Taken
127                           Vacation In Lieu Of Disability
442                           DISABILITY FMLA EMPLOYEE

                             SIXTH AMENDMENT TO THE
                    SOUTHERN COMPANY PERFORMANCE SHARING PLAN


         WHEREAS, Southern Company Services, Inc. ("Company") heretofore adopted The Southern Company Performance Sharing Plan ("Plan"), effective as of January 1, 1997; and

         WHEREAS, the Performance Sharing Plan Committee ("Committee") desires to amend the Plan in order to make a technical change; and

         WHEREAS, the Committee is authorized pursuant to Section 12.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to any Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as provided herein:

                                       I.

         Effective as of January 1, 1997, Subsection (w) of Section 2.19 of the Plan shall be amended as follows:

         (w) an Employee who is treated as such solely by reason of the "leased employee" rules of Code Section 414(n) such that, pursuant to an agreement between an Employing Company and any other person, such individual has performed services for the Employing Company (or the Employing Company and related persons as described in Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year and such services were performed under the primary direction or control of the Employing Company;

                                       II.

         Except as amended herein by this Sixth Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Performance Sharing Plan Committee, has adopted this Sixth Amendment to The Southern Company Performance Sharing Plan this _____ day of ________________, 1999, to be effective as stated herein.


                       PERFORMANCE SHARING PLAN COMMITTEE:


         --------------------------------------------------------------
                             Christopher C. Womack

         --------------------------------------------------------------
                                 Robert A. Bell

         --------------------------------------------------------------
                                 W. Dean Hudson